Exhibit 10.1

AMENDMENT NO. 1
dated as of April 22, 2019
to
CREDIT AGREEMENT
dated as of June 29, 2018
THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of April 22, 2019 by and among Acuity Brands, Inc., a Delaware corporation (the “Company”), Acuity Brands Lighting, Inc., a Delaware corporation (“ABL” and together with the Company, collectively “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of June 29, 2018 by and among the Borrowers, the subsidiaries from time to time party thereto as Subsidiary Borrowers, the Lenders and the Administrative Agent (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to the following amendments to the Credit Agreement.
1.    Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)The definition of “Term Loan Availability Period” appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Term Loan Availability Period” means the period commencing on and including the Closing Date and ending on and including the earlier of (i) December 31, 2019 and (ii) the date of termination of the Term Loan Commitments.
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Company, all of the Lenders and the Administrative Agent, (ii) counterparts of the Reaffirmation in the form of Exhibit A attached hereto from the Guarantor and (iii) from the Company payment and/or reimbursement of the Administrative Agent’s fees and reasonable out-of-pocket expenses (including reasonable legal fees and expenses) in connection with this Amendment to the extent invoiced.

3.    Representations and Warranties of the Borrowers. Each Borrower hereby represent and warrants as follows:

ACTIVE 241529514

Exhibit 10.1

(a)    This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.
(b)    As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Unmatured Default shall have occurred and be continuing and (ii) the representations and warranties contained in Article V of the Credit Agreement (other than the representation and warranty contained in Section 5.5 of the Credit Agreement), as amended hereby, are true and correct true and correct in all material respects (or, to the extent qualified by materiality or Material Adverse Effect, in all respects) as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects (or, to the extent qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date.

4.    Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment shall constitute a Loan Document.

5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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Exhibit 10.1

7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[Signature Pages Follow]

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Exhibit 10.1

IN WITNESS WHEREOF, this the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ACUITY BRANDS, INC., as a Borrower

By: /s/ C. Dan Smith
Name: C. Dan Smith
Title: Senior Vice President, Treasurer & Corporate Secretary

ACUITY BRANDS LIGHTING, INC., as a Borrower

By:/s/ C. Dan Smith
Name: C. Dan Smith
Title: Senior Vice President, Treasurer & Corporate Secretary

Signature Page to Amendment No. 1 to Credit Agreement
Acuity Brands, Inc.

Exhibit 10.1

JPMORGAN CHASE BANK, N.A., as the Administrative Agent, as the Swing Line Lender, as a LC Issuer and as a Lender

By:/s/ Blakely Engel
Name: Blakely Engel
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Acuity Brands, Inc.

Exhibit 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ Kara Treiber
Name: Kara Treiber
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement
Acuity Brands, Inc.

Exhibit 10.1

BANK OF AMERICA, N.A., as a Lender

By:/s/ Ryan Maples
Name: Ryan Maples
Title: Sr. Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Acuity Brands, Inc.

Exhibit 10.1

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:/s/ Bradley Sands
Name: Bradley Sands
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Acuity Brands, Inc.

Exhibit 10.1

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Suazannah Valdivia
Name: Suzannah Valdivia
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Acuity Brands, Inc.

Exhibit 10.1

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ C. Jeffrey Mills
Name: Jeffrey Mills
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Acuity Brands, Inc.

Exhibit 10.1

TD BANK, N.A., as a Lender

By:/s/ Christopher Matheson
Name: Christopher Matheson
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Acuity Brands, Inc.

Exhibit 10.1

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:/s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement
Acuity Brands, Inc.

Exhibit 10.1

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:/s/ Patrick H McGraw
Name: Patrick H McGraw
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Acuity Brands, Inc.

Exhibit 10.1

EXHIBIT A
REAFFIRMATION
The undersigned Guarantor hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to Credit Agreement dated as of April 22, 2019 (the “Amendment”), by and among Acuity Brands, Inc., a Delaware corporation (the “Company”), Acuity Brands Lighting, Inc., a Delaware corporation (“ABL”, and together with the Company, collectively “Borrowers”), the financial institutions listed on the signature pages thereof (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned Guarantor reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned Guarantor in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated as of April 22, 2019

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Exhibit 10.1

IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of the day and year first above written.

ABL IP HOLDING LLC

By: /s/ C. Dan Smith
Name: C. Dan Smith
Title: Senior Vice President, Treasurer & Corporate Secretary

Signature Page to Reaffirmation